VIA EDGAR                                September 23, 2022
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
    Symetra Resource Variable Account B ("Depositor") (File No. 811-04716)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and Symetra Resource Variable Account B, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the annual and/or semi-annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following reports for the underlying funds:

Fund Company	1940 Act Registration No.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
ALPS Variable Investment Trust	811-21987
American Century Variable Portfolios Inc.	811-05188
American Funds Insurance Series	811-03857
BlackRock Variable Series Funds, Inc.	811-03290
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Stock Index Fund Inc.	811-05719
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Columbia Funds Variable Series Trust II	811-22127
Delaware VIP Trust	811-05162
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Eaton Vance Variable Trust	811-10067
Federated Hermes Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Lincoln Variable Insurance Products Trust	811-08090
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
PIMCO Equity Series VIT	811-22376
PIMCO Variable Insurance Trust	811-08399
Pioneer Variable Contracts Trust /MA/	811-08786
Royce Capital Fund	811-07537
T Rowe Price Equity Series, Inc	811-07143

Fund Company	1940 Act Registration No.
T. Rowe Price International Series, Inc.	811-07145
The Merger Fund VL	811-21279
Touchstone Variable Series Trust	811-08416
Van Eck VIP Trust	811-05083
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund IV	811-03759
Variable Insurance Products Fund V	811-05361
Virtus Variable Insurance Trust	811-04642
Voya Investors Trust	811-05629

If you have any questions regarding this filing, please contact me at (515) 471-8159.

Sincerely,

/s/ Darlene K. Chandler

Darlene K. Chandler
Senior Vice President and Associate General Counsel